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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 18, 2002


                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-19860
                             Commission File Number

                   DELAWARE                               13-3385513
       (State or other jurisdiction of         (IRS Employer Identification No.)
        incorporation or organization

       557 BROADWAY, NEW YORK, NEW YORK                      10012
   (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100
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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED January 18, 2002


ITEM 5. OTHER EVENTS

On January 17, 2002, Scholastic Corporation (the "Company") entered into a Terms Agreement attached hereto as Exhibit 1.1 relating to a public offering of $300 million aggregate principal amount of its 5 3/4% Notes due January 15, 2007 (the "Notes") under its Registration Statement on Form S-3 (no. 333-55238), filed with the Securities and Exchange Commission on February 8, 2001, a prospectus dated February 28, 2001 and the related prospectus supplement dated January 17, 2002. The Notes will bear interest at 5 3/4% and will mature on January 15, 2007. The general terms and conditions of the Notes and related matters are set forth in the Senior Debt Indenture dated January 18, 2002 between the Company and Citibank, N.A., as Trustee, which agreement is filed as Exhibit 4.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)               EXHIBITS

Exhibit No.                          Description

1.1 Terms Agreement, dated January 17, 2002, between Scholastic Corporation and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as representatives of the several underwriters named therein.

4.1 Senior Debt Indenture, dated January 18, 2002, between Scholastic Corporation and Citibank, N.A., as Trustee.

5        Opinion and Consent of Coudert Brothers LLP.

12       Computation of Ratio of Earnings to Fixed Charges.

23.1     Consent of Coudert Brothers LLP (included in Exhibit 5).

99.1     Press Release of Scholastic Corporation, dated January 17, 2002.


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED January 18, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SCHOLASTIC CORPORATION
                                         (Registrant)


Date: January 18, 2002                   /s/ Charles B. Deull
                                         ---------------------------------------
                                         Name: Charles B. Deull
                                         Title: Senior Vice President, General
                                                Counsel and Corporate Secretary


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED January 18, 2002
EXHIBIT INDEX

                                                              PAGE NUMBER IN
                                                               SEQUENTIALLY
EXHIBIT NUMBER          DESCRIPTION OF DOCUMENT                NUMBERED COPY
--------------          -----------------------               ---------------

1.1          Terms Agreement, dated January 17, 2002,               E-1
             between Scholastic Corporation and Credit
             Suisse First Boston Corporation and Salomon
             Smith Barney Inc. as representatives of the several underwriters named therein.

4.1          Senior Debt Indenture, dated January 18, 2002,         E-2
             between Scholastic Corporation and Citibank,
             N.A., as Trustee.

5            Opinion and Consent of Coudert Brothers LLP.           E-3

12           Computation of Ratio of Earnings to Fixed              E-4
             Charges.

23.1         Consent of Coudert Brothers LLP (included in           E-5
             Exhibit 5).

99.1         Press Release of Scholastic Corporation, dated         E-6
             January 17, 2002.


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